UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
July 3, 2009
Date of report (Date of earliest event reported)
PepsiAmericas, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-15019 (Commission File Number)	13-6167838 (IRS Employer Identification No.)
4000 RBC Plaza
60 South Sixth Street
Minneapolis, Minnesota 55402
(Address of principal executive offices, including zip code)
(612) 661-4000
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.
     On July 3, 2009, we completed a transaction whereby we contributed substantially all of our operations in the Caribbean (with the exception of the Bahamas) to The Central America Bottling Corporation (“CABCORP”) in exchange for the issuance to us by CABCORP of shares in CABCORP equal to eighteen percent (18%) of the issued and outstanding voting common stock of CABCORP.
     We also issued a press release regarding such transaction on July 6, 2009, which is attached hereto as Exhibit 99 and incorporated by reference to this Item 8.01.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
     (d)      See “Exhibit Index.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PepsiAmericas, Inc.
Date: July 6, 2009	By:	/s/ Alexander H. Ware
Alexander H. Ware
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99	Press release dated July 6, 2009.